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EXECUTION

                        AMENDMENT NO. 2 TO LOAN AGREEMENT


         THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment") is entered into as of February 8, 2002 with reference to the Loan Agreement dated as of March 3, 1999 (as amended, modified or supplemented prior to the date hereof, the "Loan Agreement"), among The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), The Mohegan Tribal Gaming Authority, a governmental instrumentality of the Tribe (the "Borrower"), the Lenders referred to therein, and Bank of America, N.A. as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower, the Tribe and the Administrative Agent, acting with the consent of the Requisite Lenders in accordance with Section 13.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

               1. Amendment to Section 1.1 - New Definitions. The following defined terms are added to those set forth in Section 1.1 of the Loan Agreement:


         "Approved Swap Counterparties" means Persons which are not Lenders and whose senior Indebtedness, as of the date of the entry into any relevant Swap Agreement, has received a rating of not less than BBB-from Standard & Poors Ratings Group and of not less than Baa3 from Moody's Investors Service, Inc.


               2. Additional "Related Business" Investments and Permitted Swap Agreements -

Section 7.3. Section 7.3 of the Loan Agreement is hereby amended so that clauses
(f) and (g) thereof read in full as follows:

                  "(f) Investments in Persons owning Related Businesses in an aggregate amount not to exceed, when aggregated with the Capital Expenditures made under Section 7.15(c), $125,000,000; and

                  "(g) Investments in (i) Approved Swap Agreements and (ii) Swap Agreements having an aggregate notional amount not to exceed $200,000,000 entered into with Approved

         Swap Counterparties on an unsecured basis."

                  3. Increase to Permitted Subordinated Obligations - Section 7.9(g) Section 7.9(g) of the Loan Agreement is hereby amended to read in full as follows:

                  (g) other Subordinated Obligations (i) incurred when no Default or Event of Default has occurred (without the requirement of any approval by the Requisite Lenders) in an amount not to exceed $500,000,000, provided that the same require no principal payments prior to the date which is one year following the Maturity Date and have subordination provisions, covenants and defaults which are substantially similar to those contained in the New Subordinated Notes (as determined by the Administrative Agent in its reasonable discretion), or (ii) other Subordinated Obligations the incurrence of which is approved by the Requisite Lenders;"



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             4. Amendment to Total Leverage Covenant - Section 7.12. Section
7.12 of the Loan Agreement is hereby amended to read in full as follows:


             "7.12 Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Fiscal Quarter described in the matrix below, to exceed the ratio set forth opposite that Fiscal Quarter:

                Fiscal Quarters Ending                     Maximum Ratio
                -----------------------                    -------------
                December 31, 2001                          5.00:1.00
                March 31, 2002                             5.25:1.00
                June 30, 2002                              5.00:1.00
                September 30, 2002 through
                March 31, 2003                             4.50:1.00
                June 30, 2003 and thereafter               4.00:1.00."


             5. Amendment to Senior Leverage Covenant - Section 7.13 of the Loan Agreement is hereby amended to read in full as follows:

             "7.13 Permit the Senior Leverage Ratio, as of the last day of any Fiscal Quarter described in the matrix below, to exceed the ratio set forth opposite that Fiscal Quarter:

                Fiscal Quarters Ending                     Maximum Ratio
                ----------------------                     -------------
                December 31, 2001 and
                March 31, 2002                             3.00:1.00
                June 30, 2002                              2.50:1.00
                September 30, 2002 and thereafter          2.00:1.00."


             6. Amendment to "Related Business" CapEx -Section 7.15(c). Section 7.15(c) of the Loan Agreement is hereby amended to read in full as follows (with the changed text shown in bold and underscored for the convenience of the reader):

            "(c) Capital Expenditures for Related Businesses which, when aggregated with the Investments made pursuant to Section 7.3(f), do not exceed $125,000,000; and"

            7. Consent to Other Gaming Operations by the Tribe. Notwithstanding
Section 9.1 of the Loan Agreement, the Administrative Agent, acting with the approval of the Requisite Lenders, hereby consents to the formation and acquisition by the Tribe of Persons for the purpose of conducting gaming, including without limitation Class II and Class III gaming activities (as defined in IGRA) at locations which are not a part of the Tribe's reservation in the vicinity of Uncasville, Connecticut, subject to the following conditions:


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            (a) the Persons so formed or acquired shall not be or become a part of or controlled by Borrower or its Subsidiaires;


            (b) the assets and results of operations of such Persons shall not be reflected in the financial statements of Borrower which are delivered to the Lenders from time to time;


            (c) the holders of Indebtedness and Contingent Obligations of such Persons shall not have or obtain recourse, contractual or otherwise, to the assets and revenues of the Borrower; and


            (d) the assets of such Persons shall not be deemed to constitute Authority Property.


The Tribe and the Borrower shall not be deemed to have failed to comply with the representations set forth in Section 4.4 or Section 5.4 of the Loan Agreement, or with the covenant set forth in Section 9.1 of the Loan Agreement, solely by reason of the Tribe's engaging in gaming operations through any such Person.

            8. Representations and Warranties. The Tribe and the Borrower represent and warrant to the Administrative Agent and the Lenders that:


            (a) Each of the Tribe and Borrower has all necessary power and has taken all action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be (including without limitation all required action of the Tribe's Tribal Council and the Management Board of Borrower).

            (b) Giving effect to the execution and delivery of this Amendment and the instruments, documents and agreements referred to herein, and to the consummation of the transactions contemplated hereby and thereby, no Event of Default under the Loan Agreement has occurred and remains continuing; and

            (c) Each of the representations and warranties set forth in Articles 4 and 5 of the Loan Agreement, as amended hereby, are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

            9. Conditions; Effectiveness. The effectiveness of this Amendment shall be subject to the conditions precedent that:


            (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Tribe and Borrower;


            (b) The Administrative Agent shall have received written consents hereto from the Requisite Lenders substantially in the form of Exhibit A hereto; and

            (c) Borrower shall have paid to the Administrative Agent, for the account of each Lender which has consented hereto on or prior to February 15, 2002, a fee equal to five basis points times the amount of the Pro Rata Share of that Lender.



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            10. No Waiver. The waivers and consents contained in this Amendment are limited to the matters expressed herein and do not constitute, nor should they be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents.

            11. Effectiveness of the Loan Agreement. Except as hereby expressly amended, the Loan Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.


            12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                   THE MOHEGAN TRIBAL GAMING AUTHORITY

                                   By: /s/ Jeffrey E. Hartmann
                                       -----------------------------------------
                                   Title: Executive Vice President/Chief
                                          Financial Officer


                                   THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT

                                   By: /s/ Mark F. Brown
                                       -----------------------------------------
                                               Tribal Council Chairman



                                   BANK OF AMERICA, N.A. (formerly known
                                   as Bank of America National
                                   Trust and Savings Association),
                                   as Administrative Agent

                                   By: /s/ Gina Meador
                                       -----------------------------------------
                                          Gina Meador, Vice President



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